Exhibit 10

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post Effective Amendment No. 16 to Registration Statement No. 33-38834 of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust on Form N-1A of our reports dated May 14, 2004 on Master Tax-Exempt Trust and on Funds listed below, appearing in the March 31, 2004 Annual Reports of the below listed Funds, which are incorporated by reference in the Statement of Additional Information which is part of this Registration Statement.

Name of the Fund
CMA Tax-Exempt Fund
CMA Arizona Municipal Money Fund / (1) /
CMA California Municipal Money Fund / (1) /
CMA Connecticut Municipal Money Fund / (1) /
CMA Massachusetts Municipal Money Fund / (1) /
CMA Michigan Municipal Money Fund / (1) /
CMA North Carolina Municipal Money Fund / (1) /
CMA New Jersey Municipal Money Fund / (1) /
CMA New York Municipal Money Fund / (1) /
CMA Ohio Municipal Money Fund / (1) /
CMA Pennsylvania Municipal Money Fund / (1) /

We also consent to the reference to us under “Financial Highlights” for the above listed Funds in the Prospectus, which is also part of this Registration Statement.

/ (1) / — A series of CMA Multi-State Municipal Series Trust

/s/ Deloitte & Touche LLP

Princeton, New Jersey
July 23, 2004